UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2004

CONNECTICUT WATER SERVICE, INC.

(Exact name of Registrant as specified in its charter)

CONNECTICUT	0-8084	06-0739839

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

93 West Main Street, Clinton, Connecticut	06413-0562

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 669-8630

N/A

(Former name or former address, if changed since last report)

This is Page 1 of 6 pages.

The Exhibit Index is on Page 4.

Item 7. Financial Statements and Exhibits
Item 11. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.
SIGNATURES
EX-99.1: NOTICE TO DIRECTORS AND OFFICERS

Item 7. Financial Statements and Exhibits

     (c) Exhibits.

Exhibit No.	Exhibit
99.1	Notice to Directors and Executive Officers of Connecticut Water Service, Inc. Regarding Blackout Period

Item 11. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

     On April 8, 2004, Connecticut Water Service, Inc. (the “Registrant” or “we”) received notice pursuant to Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, as amended, that the Pension Trust and Finance Committee of the Board of Directors of The Connecticut Water Company, a wholly-owned subsidiary of the Registrant, has determined to modify some of the investment fund options of the Savings Plan of the Connecticut Water Company (the “Savings Plan”). As a result of the changes in investment options, participants in the Savings Plan will be temporarily unable, during a pre-determined eight day blackout period (the “Blackout Period”), to elect to enroll in the Savings Plan, to change their contribution percentages, to change their investment elections, or to obtain loans, withdrawals or distributions. During the Blackout Period, participants in the Savings Plan will continue to be able to access Savings Plan account information for viewing purposes. In addition, bi-weekly contributions to the Saving Plan will continue to be deposited as directed by participants.

     The Blackout Period is currently scheduled to begin at 4:00 p.m. Eastern Time on Tuesday, May 11, 2004 and is scheduled to end at 4:00 p.m. Eastern Time on Tuesday, May 18, 2004. Savings Plan participants were notified of the planned Blackout Period on April 8, 2004. We anticipate that WySTAR Global Retirement Solutions, the current service provider for the Savings Plan (“WySTAR”), will be able to complete the changes to the investment options under the Savings Plan in a timely manner. However, since WySTAR was purchased in July 2003 by Wachovia Bank, WySTAR will undergo a systems conversion that may delay the start and end dates of the Blackout Period.

     As required by Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR adopted by the Securities and Exchange Commission, and concurrently with the filing of this current report on Form 8-K, we sent a notice to our directors and executive officers which provides the details surrounding this Blackout Period, including the dates during which such directors and executive officers are restricted from transacting in the common stock of Connecticut Water Service, Inc. The form of this notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     During the Blackout Period and for a period of two years after the ending date of the Blackout Period, a shareholder or other interested person may obtain, without charge, the actual beginning date and ending date of the Blackout Period by contacting David C. Benoit, Vice President-Finance and Chief Financial Officer, Connecticut Water Service, Inc., 93 West Main Street, Clinton, Connecticut 06413-0562, telephone number 860-669-8630, extension: 3030.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNECTICUT WATER SERVICE, INC. a Connecticut corporation

Date: April 15, 2004	By:	/s/ David C. Benoit

Name: David C. Benoit
Title: Vice President – Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Page No.
99.1	Notice to Directors and Executive Officers of Connecticut Water Service, Inc. Regarding Blackout Period	5